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

 ===============================================================================

                                PMC-SIERRA, INC.

                               3975 Freedom Circle
                          Santa Clara, California 95054
                                 (408) 239-8000

                    Notice of Annual Meeting of Stockholders


TIME                        2:00 p.m. on Thursday, May 15, 2003

PLACE                       Executive  Plaza  Hotel  405 North  Road  Coquitlam,
                            British Columbia, Canada

ITEMS OF BUSINESS           (1) To elect  directors  to serve  until  PMC's 2004
                            Annual Meeting of Stockholders. The nominees for the Board of Directors are Robert Bailey, James Diller,
                            Alexandre Balkanski, Frank Marshall, Lewis Wilks and
                            William Kurtz.

                            (2) To ratify the appointment of Deloitte & Touche LLP as PMC's independent auditors.

                            (3) To consider such other business as may properly come before the annual meeting.


RECORD DATE                 You are  entitled to vote if you were a  stockholder
                            at the close of business on March 31, 2003.

ANNUAL MEETING ADMISSION    All PMC stockholders are cordially invited to attend
                            the annual meeting in person. The annual meeting will begin promptly at 2:00 p.m.

VOTING BY PROXY             Please  submit a proxy as soon as  possible  so that
                            your  shares can be voted at the  annual  meeting in
                            accordance  with  your  instructions.  For  specific
                            instructions   on  voting,   please   refer  to  the
                            instructions on the proxy card.


                                         /s/ Robert Bailey
                                         President and Chief Executive Officer


     This proxy statement and accompanying proxy card are being distributed on or about April 11, 2003.
================================================================================

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         PMC's bylaws currently provide for a board of six directors. Prior to the annual meeting, the board intends to amend the bylaws to provide for seven directors and to appoint William Kurtz as a director. A current member of the board is not seeking re-election, and effective after the annual meeting PMC's bylaws will provide for a board of six directors. PMC proposes to elect six directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees of the board named below, all of whom are presently directors of PMC except for Mr. Kurtz. If for any reason Mr. Kurtz does not join the board, PMC will seek an alternative nominee for election. If no nominee is found, the bylaws will be amended to provide for five directors.

         The board is presently seeking a seventh member for PMC's board. When a qualified candidate has been identified, PMC intends to amend its bylaws to increase the number of directors and then appoint that person as a director. This may occur shortly after the annual meeting or may take longer.

         If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present board to fill the vacancy. PMC does not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director's successor has been elected. The table below sets forth information about each nominee as of March 31, 2003.

Recommendation

         PMC's Board of Directors recommends a vote FOR the nominees listed below:

                                                                                                               Director
       Name of Nominee          Age                            Principal Occupation                              Since
____________________________   _____   ___________________________________________________________________     _________
Robert Bailey                    45    President and Chief Executive Officer, PMC                                1996
James Diller                     67    Retired                                                                   1983
Alexandre Balkanski              42    General Partner, Benchmark Capital                                        1993
Frank Marshall                   56    Private Investor and Management Consultant                                1996
Lewis Wilks                      49    Management Consultant                                                     2001
William Kurtz                    45    Chief Operating Officer and Chief Financial Officer, 3PARdata, Inc.        ---


     Robert Bailey

         Mr. Bailey has been a director of PMC since October 1996. Mr. Bailey has served as PMC's President and Chief Executive Officer since July 1997. He also served as Chairman of the Board of Directors from February 2000 until February 2003. Mr. Bailey served as President, Chief Executive Officer and director of PMC-Sierra, Ltd., PMC's Canadian operating subsidiary ("LTD") since December 1993. Mr. Bailey was employed by AT&T-Microelectronics (now known as Agere Systems) from August 1989 to November 1993 where he served as Vice President and General Manager, and at Texas Instruments in various management positions from June 1979 to August 1989. He is a director of Crystal Decisions, Inc.

     James Diller

         Mr. Diller, a founder of PMC, was PMC's Chief Executive Officer from 1983 to July 1997 and President from 1983 to July 1993. Mr. Diller has been a director of PMC since its formation in 1983. Mr. Diller was Chairman of PMC's Board of Directors from July 1993 until February 2000, when he became Vice Chairman. Mr. Diller also served as Chief Financial Officer of PMC from its formation until July 1987. He is a director of Intersil Corporation, a publicly traded semiconductor manufacturer, a director of Sierra Wireless, Inc., a publicly traded maker of wireless communication devices, and Chairman of the Board of Directors of Summit Microelectronics, a private semiconductor company.

     Alexandre Balkanski

         Dr. Balkanski has been a director of PMC since August 1993 and was appointed Chairman of the Board of Directors in February 2003. Since May 2000, Dr. Balkanski has been a General Partner at Benchmark Capital, a venture capital fund management company. In July 1988, Dr. Balkanski co-founded C-Cube Microsystems, Inc., a developer of integrated circuits and software. Dr. Balkanski held a variety of senior management positions with C-Cube, and served as its President and Chief Executive Officer until May 2000.

     Frank Marshall

         Mr. Marshall has been a director of PMC since April 1996. He is a private investor and management consultant to early stage high technology companies. Mr. Marshall now serves as Chairman of the Board of Directors of Netscreen Technologies, Inc. Mr. Marshall served as interim Chief Executive Officer of Covad Communications Group from November 2000 until July 2001 and also served as Vice Chairman and a member of the Board of Directors of Covad Communications Group. He also serves on the Board of Directors of and as an advisor to several private companies. Previously, Mr. Marshall was Vice President of Engineering and General Manager of Cisco Systems Inc.'s Core Products Business Unit. Mr. Marshall has also served as Vice President of Engineering for Cisco Systems Inc.

     Lewis Wilks

         Mr. Wilks has been a director of PMC since August 2001. Since September 2001, he has been a management consultant and advisor. Mr. Wilks served as Executive Vice President, Internet Business Development and Chief Strategy Officer of Qwest Communications International, Inc., a telecommunications company, from October 2000 to September 2001. From February 1998 to October 2000, Mr. Wilks served as President, Internet and Multimedia Markets of Qwest Communications and from October 1997 to February 1998, he served as President, Business Markets of Qwest Communications. Before joining Qwest Communications, Mr. Wilks served as President of GTE Communications from June 1996 to September 1997. Mr. Wilks served on the Board of Directors of Portal Software, Inc. from February 2001 until January 2003. He is the Chairman Emeritus of the Special Olympics of Colorado and serves as co-chairman of the Colorado Commission of Science and Technology.

     William Kurtz

         PMC expects to appoint Mr. Kurtz to PMC's Board of Directors prior to the annual meeting. Since July 2001, Mr. Kurtz has been Chief Operating Officer and Chief Financial Officer of 3PARdata, Inc., a data storage company. From August 1998 to June 2001, Mr. Kurtz served as Executive Vice President and Chief Financial Officer of Scient Corporation, a provider of professional services. Before joining Scient, Mr. Kurtz served in various capacities at AT&T from July 1983 to August 1998, including Vice President of Cost Management and Chief Financial Officer of AT&T's Business Markets Division. Prior to joining AT&T, he worked at Price Waterhouse, now PricewaterhouseCoopers LLP. Mr. Kurtz is a certified public accountant. He also is a director of Redback Networks, Inc.

Vote Required

         The six nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

                                 BOARD STRUCTURE

Meetings

         During the 2002 fiscal year, the board held seven meetings. Each director attended at least 75% of all board and applicable committee meetings.

Audit Committee

         The Audit Committee currently consists of Dr. Balkanski, Mr. Beaumont and Mr. Wilks and held five meetings in the 2002 fiscal year. Each of the Audit Committee members satisfies the definition of independent director as established in the Nasdaq listing standards. Mr. Marshall also served on the Audit Committee until October 2002. Prior to the annual meeting and upon his appointment as a director, Mr. Kurtz will join the Audit Committee.

         The Audit Committee appoints, compensates and oversees the independent auditors. The Audit Committee approves the independent auditors fees and approves in advance any audit and non-audit services to be provided by the independent auditors. The Audit Committee monitors the independence of the auditors. The Audit Committee meets independently with PMC's independent auditors and senior management to review the general scope of PMC's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit.

Compensation Committee

         The Compensation Committee currently consists of Mr. Diller and Mr. Wilks and held three meetings in fiscal 2002. Dr. Balkanski served on the Compensation Committee until April 2003 when Mr. Wilks joined the committee. The Compensation Committee reviews and makes recommendations to the board concerning PMC's executive compensation policy, bonus plans and equity incentive plans. The Compensation Committee has authority to administer, amend and interpret PMC's equity incentive plans and to grant options under those plans.

Nominating and Corporate Governance Committee

         During the 2002 fiscal year, the Nominating and Corporate Governance Committee was responsible for proposing nominees for election by PMC's stockholders  at each  annual  meeting  and  searching  for  candidates  to fill vacancies.  In  2003,  the  committee  received  additional  responsibility  for
monitoring   PMC's   compliance  with  corporate   governance   aspects  of  the
Sarbanes-Oxley Act and related SEC and Nasdaq rules. The Nominating and Corporate Governance Committee currently consists of Mr. Diller and Mr. Marshall and did not hold any meetings in the 2002 fiscal year in relation to proposing director nominees. Mr. Beaumont served on the Nominating and Corporate Governance Committee until October 2002 when Mr. Marshall joined the committee.

Other Committees

         The board has also authorized committees consisting of Mr. Bailey and any other director to (i) administer and amend any non-equity benefit plan of PMC or any PMC subsidiary, (ii) grant stock options to purchase up to 25,000 shares of PMC's common stock to individuals not subject to Section 16 of the Exchange Act and (iii) approve capital expenditures.

                              DIRECTOR COMPENSATION

         During 2002 PMC began reviewing non-employee director compensation in light of the Sarbanes-Oxley Act, SEC and Nasdaq corporate governance proposals, cash and stock compensation by comparable companies, the workload and schedule required of PMC's directors, levels of market demand for directors, and PMC's lack of an economic retention incentive through past stock option grants. In September 2002, each outside director received an option to purchase 50,000 shares of PMC's common stock exercisable at $4.00 per share, vested immediately as to 25,000 shares and vesting as to the other 25,000 shares monthly over two years. In February 2003, the Compensation Committee and the board as a whole reviewed PMC's compensation of non-employee directors. PMC had engaged two compensation consultants to survey compensation practices of both comparable companies and a broader range of technology companies, and to recommend changes in PMC's board compensation. Based on these surveys and other factors, the board changed compensation of non-employee directors, effective after the annual meeting, as shown below. Directors employed by PMC (currently only Mr. Bailey) do not receive any compensation for their board activities.


Compensation Item                             Before 2003 Annual Meeting        After 2003 Annual Meeting
Annual Cash Retainer................          $ 12,000................          $16,000
Per Meeting Cash Payment............          $  1,000................          $1,000
Initial Stock Option................          40,000 shares...........          40,000 shares
Annual Stock Option.................          10,000 shares...........          40,000 shares
Audit and Compensation Committee
Chair Stock Option..................          None....................          5,000 shares each

         PMC grants a stock option for 40,000 shares to a director when a director joins the board. This stock option vests 1/24 per month over two years. Thereafter, other than in the calendar year a director is first appointed to the board, upon reelection to the board at each annual meeting each board member receives four stock options for 10,000 shares - one on reelection and one every 90 days thereafter. These stock options are unvested on their grant date and vest evenly every month until they are fully vested two years after the board member's reelection to the board. PMC grants Committee Chair stock options upon reelection of the board member at each annual stockholder meeting and the options vest monthly over two years from the grant date. Directors may elect annually not to receive the annual cash retainer and instead to receive a fully vested option, exercisable at fair market value on the date of grant, to purchase a number of shares equal to $48,000 divided by the per share market value on the date of grant.

         In the past, PMC granted a stock option for 40,000 shares to a director when a director joined the board. This option vested over 4 years (25% after one year and 1/48 per month thereafter). Thereafter 10,000 stock options were granted on the board member's reelection to the board at each successive annual meeting and vested monthly over 4 years. In May 2002, each outside director received an annual stock option to purchase 10,000 shares of PMC's common stock.

         PMC has agreed to indemnify each director and officer against certain claims and expenses for which the director might be held liable in connection with past or future services to PMC and its subsidiaries. PMC maintains insurance policies insuring its officers and directors against such liabilities.



                               EXECUTIVE OFFICERS

         The following information about our executive officers is as of March 31, 2003.


       Name of Officer             Age                  Position
_______________________________   _____    ____________________________________________________
Robert Bailey                      45      President, Chief Executive Officer and Director
Gregory Aasen                      47      Chief Operating Officer
Alan Krock                         42      Vice President, Finance and Chief Financial Officer
Haresh Patel                       41      Vice President of Worldwide Sales
Steffen Perna                      45      Vice President and General Manager
Thomas Riordan                     46      Vice President and General Manager
Tom Sun                            40      Vice President, Asia-Pacific Operations


         Mr. Bailey has been a director of PMC since October 1996 and has served as PMC's President and Chief Executive Officer since July 1997. Mr. Bailey was Chairman of the Board of Directors from February 2000 until February 2003. Mr. Bailey has served as President, Chief Executive Officer and director of PMC-Sierra, Ltd. (PMC's Canadian subsidiary, referred to as "LTD" below) since December 1993. Mr. Bailey was employed by AT&T-Microelectronics (now known as Agere Systems) from August 1989 to November 1993, last as Vice President and General Manager, and at Texas Instruments in various management assignments from June 1979 to August 1989. He is a director of Crystal Decisions, Inc.

         Mr. Aasen has served as Chief Operating Officer of PMC since February 1997. Mr. Aasen is a founder of LTD and served as its Chief Operating Officer and Secretary since its formation in June 1992. He has been a director of LTD since August 1994 and currently serves on the Board of Directors of Sierra Wireless, Inc. Before joining LTD, Mr. Aasen was a General Manager of the Pacific Microelectronics Center, a division of MPR Teltech, Ltd.

         Mr. Krock joined PMC in November 2002 as Vice President, Finance and Chief Financial Officer. He was Vice President and Chief Financial Officer of Integrated Device Technology, Inc. from January 1998 until November 2002, a Vice President from July 1997 until January 1998 and its Corporate Controller from February 1996 to July 1997. Previously Mr. Krock held management positions at Rohm Corporation and Price Waterhouse, now PricewaterhouseCoopers LLP.

         Mr. Patel has served as Vice President of Worldwide Sales at PMC since February 1997. Mr. Patel was Vice President of Sales and Marketing at Odeum Microsystems Inc. from September 1996 through January 1997. From October 1994 to August 1996, Mr. Patel was Director of Sales at Sierra Semiconductor Corporation. Prior to this he served as ASIC Marketing Manager at Fujitsu Semiconductor and spent 10 years at Texas Instruments as Regional Sales Manager and ASIC Specialist.

         Mr. Perna has served as Vice President and General Manager at PMC since September 1998. Mr. Perna joined PMC in March 1995 as Vice President of Marketing and Business Development. Prior to joining PMC, Mr. Perna was employed for 15 years at Texas Instruments where he was a Director of Marketing in the Semiconductor Group.

         Mr. Riordan joined PMC in August 2000 as Vice President and General Manager. Mr. Riordan served as President and Chief Executive Officer of Quantum Effect Devices from 1991 to 2000, when PMC acquired the company. Previously Mr. Riordan served in various design and managerial roles most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company.

         Mr. Sun has served as Vice President, Asia-Pacific Operations at PMC since July 2002. Mr. Sun joined PMC in 1995 as a product line manager and was promoted to director of marketing in 1999. Mr. Sun was appointed Vice President and General Manager in 2001. Prior to joining PMC, Mr. Sun was the manager for the Image Processing Group at MPR Teltech.

Stock Option Exchange

         On September 26, 2002, holders of PMC stock options cancelled 19.3 million stock options with exercise prices at or above $8.00 per share, in exchange for new options to be granted at least six months and one day after the cancellation. Cancelled options with an exercise price of less than $60.00 were to be replaced with an option to purchase the same number of shares. Cancelled options with an exercise price of $60.00 or more were to be replaced with one share for each four cancelled shares. In exchange for these cancelled options, PMC granted 16.5 million new options on March 31, 2003 at an exercise price of $5.95.

         PMC's executive officers participated in the option exchange and tendered the number of stock options listed below and received the same number of new stock options. The new options vest as to 25% of the shares on grant and as to the remaining shares monthly over four years from the date of grant. The information in this proxy statement regarding stock ownership and in the executive compensation tables excludes shares subject to the old options which were cancelled in September 2002 and shares subject to the new options.

                                                Number of Shares Subject to
           Executive Officers                        Exchanged Options
__________________________________________     ______________________________
Robert Bailey                                             1,630,000
Gregory Aasen                                               825,000
Haresh Patel                                                500,000
Steffan Perna                                               600,000
Thomas Riordan                                              375,000
Tom Sun                                                     249,000

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of December 29, 2002 concerning:

         o beneficial ownership of PMC's common stock by all persons known to PMC to be the beneficial owners of 5% or more of PMC's common stock;

         o beneficial ownership of PMC's common stock by all directors, nominees and executive officers named in the Summary Compensation Table herein; and

         o beneficial ownership of PMC's common stock by all directors and executive officers as a group.

         The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 27, 2003, 60 days after December 29, 2002, through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                                                                                                          Approximate
                                                                                                           Percentage
                             Name                                                   Number of Shares        Ownership
                                                                                    ________________      ____________
Capital Group International, Inc.(1)(2)........................................        24,740,080             14.6%
Oak Associates, Ltd.(1)(3).....................................................        17,281,000             10.2%
Capital Research and Management Company(1)(4)..................................        15,277,680              9.0%
Robert Bailey(5)...............................................................         2,893,647              1.7%
James Diller(6)................................................................         2,991,886              1.8%
Gregory Aasen(7)...............................................................         1,858,439              1.1%
Steffen Perna(8) ..............................................................           799,863              *
Thomas Riordan(9) .............................................................           513,231              *
Haresh Patel(10) ..............................................................           292,992              *
Frank Marshall(11).............................................................           331,039              *
Alexandre Balkanski(12)........................................................           229,781              *
Colin Beaumont(13).............................................................           142,747              *
Lewis Wilks(14)................................................................            46,874              *
William Kurtz..................................................................                 0              *
All current directors and executive officers as a group(12 persons)(15)........        10,130,610              5.8%

___________________
* Less than 1%

(1) Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Exchange Act. PMC has not independently verified these statements or more current holdings of such stockholders.

(2)  Capital Group  International,  Inc.  ("CGII")  beneficially owns 24,740,080 shares of PMC common stock. The address of CGII is 11100 Santa Monica Blvd., Los Angeles, CA 90025. According to the Schedule 13G/A filed on
     February 14, 2003, CGII is the parent holding company of a group of investment management companies, including Capital Guardian Trust Company, and does not have voting power or investment power over any of these shares and disclaims beneficial ownership of the shares. Includes 11,683,280 shares beneficially owned by Capital Guardian Trust Company which is 7.0% of our outstanding shares. The address of Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California 90025.

(3) Oak Associates, Ltd. beneficially owns 17,281,000 shares of PMC common stock. The address of Oak Associates, Ltd. is 3875 Embassy Parkway, Akron, Ohio 44333.

(4) Capital Research and Management Company beneficially owns 15,277,680 shares of PMC common stock. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.

(5) Includes 1,510,043 shares subject to options exercisable within 60 days after December 29, 2002, 1,428 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 29, 2002 and 5,780 shares held by Mr. Bailey's two children. Also includes 1,181,807 shares issuable upon redemption of LTD Special Shares.

(6) Includes 1,044,774 shares subject to options exercisable within 60 days after December 29, 2002, 300,000 shares held by the James V. Diller Annuity Trust (GRAT) and 300,000 shares held by his wife's separate annuity trust.

(7) Includes 1,236,877 shares subject to options exercisable within 60 days after December 29, 2002, 1,428 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 29, 2002, and 23,600 shares held by Mr. Aasen's two sons. Also includes 331,922 shares issuable upon redemption of LTD Special Shares, 101,534 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's wife and 63,012 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's two sons.

(8) Includes 797,534 shares subject to options exercisable within 60 days after December 29, 2002 and 1,369 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 29, 2002.

(9) Includes 171,645 shares subject to options exercisable within 60 days after December 29, 2002 and 1,428 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 29, 2002. Also includes 4,679 shares held by the Thomas J. Riordan 2000 Annuity Trust (GRAT).

(10) Includes 243,018 shares subject to options exercisable within 60 days after December 29, 2002.

(11) Includes 168,747 shares subject to options exercisable within 60 days after December 29, 2002. Also includes 123,328 shares held by Timark, L.P. Mr. Marshall is a General Partner of Timark, L.P. and disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(12) Includes 69,789 shares subject to options exercisable within 60 days after December 29, 2002.

(13) Includes 138,747 shares subject to options exercisable within 60 days after December 29, 2002.

(14) Includes 46,874 shares subject to options exercisable within 60 days after December 29, 2002.

(15) Includes 5,453,213 shares subject to options exercisable within 60 days after December 29, 2002 and 6,699 shares issuable pursuant to PMC's 1991 Employee Stock Purchase Plan within 60 days after December 29, 2002 held by the current executive officers and directors listed above and two officers not listed above. Also includes 1,678,275 shares issuable upon redemption of LTD Special Shares held by two officers listed above. See notes (6) through (14) above.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table provides fiscal 2002 compensation information for the Chief Executive Officer and the four other executive officers of PMC who, based on their salary and bonus compensation, were the most highly compensated in fiscal 2002 year (the "Named Executive Officers").

                           Summary Compensation Table

                                                                                           Long-Term
                                                                                          Compensation(1)
                                                                                          ______________
                                                            Annual Compensation            Securities        All Other
                                                  _______________________________________  Underlying      Compensation
   Name and Principal Position            Year      Total ($)    Salary ($)     Bonus ($)  Options (#)        ($)(2)
_______________________________________  ______   _____________ ____________   __________ ______________   ____________

Robert Bailey..........................   2002      361,044      350,000              0             0       11,044(3)
   President and Chief Executive          2001      371,137      350,000              0     1,150,000       21,137(3)
   Officer                                2000      918,078      259,348        651,870             0        6,860(3)


Gregory Aasen..........................   2002      202,854      196,392              0             0        6,462(4)
   Chief Operating Officer                2001      216,857      210,000              0       525,000        6,857(4)
                                          2000      498,727      196,717        301,612             0          398

Thomas Riordan.........................   2002      227,267      200,000              0             0       27,267(5)
   Vice President and General Manager     2001      205,808      200,000              0       375,000        5,808(5)
                                          2000      319,026      200,000        113,260             0        5,766(5)

Steffen Perna..........................   2002      190,825      188,000              0             0        2,825(6)
   Vice President and General Manager     2001      190,883      188,000              0       470,000        2,883(6)
                                          2000      402,287      149,876        221,344             0       31,067(6)

Haresh Patel...........................   2002      192,570      187,000              0             0        5,570(7)
   Vice President of Worldwide Sales      2001      192,772      187,000              0       400,000        5,772(7)
                                          2000      306,161      170,000        130,258             0        5,903(7)
_____________________


(1) PMC made no  restricted  stock  awards  during  the  period  presented.

(2) Includes life insurance premiums.

(3) Also includes $10,403, $20,440 and $6,500 for tax preparation in 2002, 2001 and 2000.

(4) Also includes $6,037 and $6,445 for matching contributions made by PMC to Mr. Aasen's retirement plan in 2002 and 2001.

(5) Also includes $5,250 for matching contributions made by PMC to Mr. Riordan's retirement plan for each of 2002, 2001 and 2000, and $21,500 which must be contributed to Mr. Riordan's retirement plan by PMC but was unpaid as of the end of 2002.

(6) Also includes $2,666, $2,358 and $4,000 for tax preparation in 2002, 2001 and 2000, $8,253 for matching contributions made by PMC to its retirement plan on behalf of Mr. Perna in 2000 and $18,157 for a relocation payment in 2000.

(7) Also includes $5,250 for matching contributions made by PMC to Mr. Patel's retirement plan for each of 2002, 2001 and 2000.

                        Option Grants In Last Fiscal Year

         PMC did not grant options to any of its Named Executive Officers in fiscal 2002.


               Aggregated Option Exercises In Last Fiscal Year And
                          Fiscal Year-End Option Values

         The following table shows aggregate exercises of options to purchase PMC's common stock in fiscal 2002 by the Named Executive Officers.


                                                                   Number of Securities
                                                                  Underlying Unexercised         Value of Unexercised
                                                                     Options at Fiscal          In-The-Money Options at
                                   Shares                             Year-End (#)(3)            Fiscal Year-End($)(4)
                                Acquired on       Value        ____________________________  ____________________________
           Name                 Exercise(1)     Realized(2)    Exercisable   Unexercisable   Exercisable   Unexercisable
___________________________     ___________     ___________    ___________   ______________  _____________ _______________
Robert Bailey..............       195,970       $3,167,654      1,493,792         16,251        250,643              0
Gregory Aasen..............           960       $    2,079      1,226,043         10,834        677,541              0
Thomas Riordan.............           960       $    2,079        170,041          3,209        687,899              0
Steffen Perna..............        90,960       $  484,479        793,783          3,751      1,250,413              0
Haresh Patel...............           414       $    1,320        240,100          2,918         51,769              0
___________________________


(1) Shares acquired includes shares purchased pursuant to PMC's Employee Stock Purchase Plan.

(2) Market value of underlying securities at exercise date, minus the exercise price.

(3) Does not include outstanding LTD Special Shares redeemable for shares of common stock of PMC. Includes options that are not "in-the-money" (the exercise price equals or exceeds $5.81, the closing market price for a share of PMC common stock on December 29, 2002). Excludes options promised to be issued through the stock option exchange.

(4) Market value underlying securities at year-end, minus the exercise price. At December 29, 2002 the closing market price for a share of PMC's common stock was $5.81. Excludes options promised to be issued through the stock option exchange.

Employment Agreements

         PMC's executive officers each have entered into employment agreements with PMC. Under the terms of the employment agreements, upon a termination without cause as defined in the employment agreements (if no change of control as defined in the employment agreements is reasonably expected within the next 60 days or has occurred in the past two years) the executive officers are entitled to receive their base salary and accrued vacation through the date of termination. If the officers are terminated without cause or constructively terminated as defined in the employment agreements and a change of control is reasonably expected to occur within 60 days of the termination or has occurred within the past two years, then the officers are entitled to the following benefits: (1) their base salary through the date of termination; (2) a lump-sum payment equal to four percent of their current base salary for each full month they were employed with PMC, provided that the total payment shall not exceed two times their current base salary; (3) a lump-sum payment equal to two percent of their prior year's bonus for each full month they were employed with PMC; and
(4) all accrued vacation through the date of termination. In addition, the executive officers are entitled to execute consulting agreements with PMC that would require them to provide service to PMC during each calendar quarter and maintain the confidentiality of PMC's trade secrets. While they serve as consultants to PMC, their stock options would continue to vest and be exercisable until 30 days after all their options have vested. Each of Mr. Bailey and Mr. Krock also has the right to receive the payments and benefits under (1) and (4) above, if on the first anniversary of a change of control they are still employed by PMC or its successor. In addition, each of Mr. Bailey and Mr. Krock are entitled to terminate their employment and become a consultant to PMC or its successor on these terms if on the first anniversary of a change of control of PMC, he is an employee of PMC.

         Under the terms of the employment agreements, "cause" means (i) gross dereliction of duties which continues after at least two notices, each 30 days apart, from the Chief Executive Officer (or in the case of the Chief Executive Officer, from a director designated by a majority of the board), specifying in reasonable detail the tasks which must be accomplished and a timeline for their accomplishment to avoid termination for Cause; (ii) willful and gross misconduct which injures PMC; (iii) willful and material violation of laws applicable to PMC; or (iv) embezzlement or theft of PMC property. "Change of control" under the employment agreements means the occurrence of any of the following events:


         (1) any "person" or "group" as such terms are defined under Sections 13 and 14 of the Exchange Act (other than PMC, a subsidiary of PMC, or a PMC employee benefit plan) is or becomes the "beneficial owner" (as defined in Exchange Act Rule 13d-3), directly or indirectly, of PMC securities representing 50% or more of the combined voting power of PMC's then outstanding securities;

         (2) the closing of (a) the sale of all or substantially all of the assets of PMC if the holders of PMC securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of all entities which acquire such assets, or (b) the merger of PMC with or into another corporation if the holders of PMC securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of the surviving entity;

        (3) the issuance of securities which would give a person or group beneficial ownership of PMC securities representing 50% or more of all voting power for the election of directors; or

        (4) a change in the board such that the incumbent directors and nominees of the incumbent directors are no longer a majority of the total number of directors.

"Constructive termination" under the employment agreements means (i) a material reduction in Executive's Base Salary, target bonus or benefits; (ii) a material reduction in title, authority, status, obligations or responsibilities; or (iii) the requirement that Executive relocate more than 100 miles from the current PMC headquarters.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Mr. Diller and Mr. Wilks. Mr. Diller served as PMC's Chief Executive Officer from 1983 to 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires PMC's executive officers and directors, and persons who own more than 10% of PMC's common stock, to file reports regarding ownership of, and transactions in, PMC's securities with the Securities and Exchange Commission and to provide PMC with copies of those filings. Based solely on its review of the copies of such forms received by PMC, or written representations from certain reporting persons, PMC believes that during fiscal year 2002, all the reporting persons complied with all applicable Section 16(a) filing requirements.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report summarizes the principles and other factors considered by the Compensation Committee in determining executive compensation.

         Compensation Philosophy. Under the Committee's supervision, PMC has implemented compensation policies, plans and programs to achieve the following objectives:

         o    attract, retain and motivate talented executive officers

         o provide them with cash bonus opportunities linked to achievement of business objectives and individual performance goals

         o align the financial interests of executive officers with those of stockholders by providing executive officers with an equity stake in PMC.

         Elements of Compensation. Executive officer compensation consists of a base salary, quarterly bonuses and stock options. Potential cash bonuses depend on achieving corporate objectives and enhancing stockholder value. Stock option grants depend on personal and corporate performance and the retention value of the officer's unvested options. Each fiscal year the Chief Executive Officer submits for Committee review and approval an annual plan for base salary and quarterly bonuses for PMC's executive officers (other than the CEO). The Committee considers the total earned or potentially available compensation of each executive officer in establishing each element of the officer's compensation. The Committee compares total compensation and elements of compensation to companies in the semiconductor industry that have revenues comparable to PMC's revenues, or that compete with PMC for executive talent irrespective of revenue level.

         Cash Compensation. PMC generally sets base salaries below amounts paid to senior managers with comparable qualifications, experience and responsibilities at comparable companies in order to emphasize quarterly and longer-term incentive compensation. Base salaries are determined in light of industry and peer group surveys, compensation for the executives as a group, individual position and responsibilities, the individual's total compensation in the prior year and PMC's plan for the current fiscal year. PMC did not increase base salaries in 2002.

         Each executive officer is also eligible to receive a quarterly cash bonus equal to a percentage of PMC's pre-tax profits for the quarter. The Committee determines each officer's annual percentage of profits based on the individual's past and expected future contributions to PMC. PMC did not pay cash bonuses to executive officers in 2002.

         Stock Options. During each fiscal year, the Committee considers whether to grant executive officers long-term equity incentives such as stock options. The Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests. The Committee reviews recommended awards, taking into account scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of the senior management group. The Committee did not recommend new option grants to executive officers in 2002 due to their participation in the Stock Option Exchange Program described below and on page 6.

         Stock Option Exchange Program. Like many other companies in the technology industry, PMC's stock price declined significantly in 2001 and 2002. As a result, a significant percentage of PMC's outstanding stock options had exercise prices significantly higher than the trading range of PMC's common stock. This meant that many of PMC's stock options were no longer incentives to motivate and retain employees while the potential dilution from outstanding options could have adversely affected PMC's market capitalization.

         In the third quarter of 2002, PMC offered a voluntary exchange of stock options to executive officers holding options with exercise prices at or above $8.00 per share and granted from December 1, 1999 through December 31, 2001. All executive officers accepted the offer to exchange eligible stock options.

         The Committee recommended the exchange offer to the board because the Committee is philosophically committed to the concept of employees, including executive officers, as owners and saw the exchange offer as an opportunity to motivate PMC's workforce to create future stockholder value and to act as an incentive to retain PMC's workforce. The Committee believed that the exchange offer would benefit stockholders by decreasing the number of options outstanding and providing additional employee retention incentives through additional vesting.

         Chief Executive Officer Compensation. The Committee determines the CEO's total cash compensation based on similar competitive compensation data as that used for other executive officers, the Committee's assessment of his past performance and the Committee's expectations as to his future contributions to PMC. In fiscal 2002 PMC did not change the CEO's base salary or pay him a cash bonus. PMC did not grant new options to the CEO in fiscal 2002 because he participated in the Stock Option Exchange Program.


                                          Respectfully submitted by:


                                          Alexandre Balkanski
                                          James Diller

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder returns for PMC, the Nasdaq National Market, the line-of-business index for semiconductors and related devices (SIC code 3674) published by Media General Financial Services, and the S&P 500 Index. Because PMC's stock is included in the Standard & Poor's 500 Stock Index, PMC is required by SEC rules to use the S&P 500 Index. The graph assumes the investment of $100 on January 1, 1998. The performance shown is not necessarily indicative of future performance.

                  Comparison of 5-Year Cumulative Total Return*

Among PMC-Sierra, Inc., SIC Code Index, NASDAQ Market Index and S&P 500 Index

 Measurement Period                        Semiconductors
(Fiscal Year Covered)    PMC-Sierra Inc.   Related Device    NASDAQ Market Index    S&P 500 Index
_____________________    _______________   _______________   ___________________    _____________
12/31/1997                 100.00              100.00              100.00               100.00
12/31/1998                 203.63              150.56              141.04               128.58
12/31/1999               1,034.27              323.94              248.76               155.64
12/29/2000               1,014.52              240.70              156.35               141.46
12/30/2001                 274.32              195.35              124.64               124.65
12/30/2002                  71.74               91.91               86.94                97.10


* The total return on each of these investments assumes the reinvestment of dividends, although cash dividends have never been paid on PMC's common stock.

                             AUDIT COMMITTEE REPORT

         Each of the Audit Committee members satisfies the definition of independent director as established in the Nasdaq listing standards. The board recently amended the charter for the Audit Committee, which is attached as Appendix A. The Audit Committee met five times during the 2002 fiscal year.

         The Audit Committee has reviewed PMC's audited consolidated financial statements and discussed them with management. The Audit Committee has discussed with Deloitte & Touche LLP, PMC's independent auditors during the 2002 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61.

         The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

         Based on this review, the Audit Committee recommended to the board that PMC's audited consolidated financial statements be included in PMC's Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



                                           Audit Committee Members:
                                           Alexandre Balkanski, Chair
                                           Colin Beaumont
                                           Lewis Wilks

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee has retained Deloitte & Touche LLP as PMC's independent auditors to audit its consolidated financial statements for the 2003 fiscal year. During the 2002 fiscal year, Deloitte & Touche LLP served as PMC's independent auditors and also provided certain tax and other audit-related services. Although PMC is not required to seek stockholder ratification of this appointment, the board believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and reconsider the appointment.

Fees billed to PMC by Deloitte & Touche LLP during Fiscal Year 2002

     Audit Fees:

         Audit fees billed to PMC by Deloitte & Touche LLP for review of PMC's annual financial statements and those financial statements included in PMC's quarterly reports on Form 10-Q and annual report on Form 10-K totaled $173,248 for fiscal year 2002.

     Financial Information Systems Design and Implementation Fees:

         PMC did not engage Deloitte & Touche LLP to provide advice to PMC regarding financial information systems design and implementation during the fiscal year ended December 29, 2002.

     All Other Fees:

         Tax Fees: Fees billed to PMC by Deloitte & Touche LLP for tax-related services rendered to PMC totaled $435,979 for fiscal year 2002, of which $307,000 was for tax compliance and the balance related to tax consulting and planning.

         Other Fees: Fees for all other services totaled $54,885 for fiscal year 2002. The fees for other services included (i) assistance with regulatory filings, (ii) consultations on the effects of various accounting issues and changes in professional standards; and (iii) audits of certain subsidiary companies.

         Representatives of Deloitte & Touche LLP are expected to attend the annual meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

         In making its recommendation to ratify the appointment of Deloitte & Touche LLP as PMC's independent auditors for fiscal year 2003, the Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.


Recommendation

PMC's Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte &Touche LLP as PMC's independent auditors.


Vote Required

The affirmative vote of a majority of the votes cast is required to confirm the appointment of Deloitte & Touche LLP as independent auditors of PMC for the 2003 fiscal year.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING



Q:   Why am I receiving these materials?

A: PMC's Board of Directors is providing these proxy materials to you in connection with PMC's annual meeting of stockholders, which will take place on May 15, 2003. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. PMC's 2002 Annual Report on Form 10-K, Proxy Card and return envelope are also enclosed.

Q:   What proposals will be voted on at the annual meeting?

A:   There are two proposals scheduled to be voted on at the annual meeting:

     o   the election of directors for a one-year term; and

     o the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   What is the board's voting recommendation?

A: PMC's board recommends that you vote your shares "FOR" each of the nominees to the board and "FOR" the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   Which of my shares can be voted?

A: You can vote all shares you owned as of the close of business on March 31, 2003 (the "Record Date"). These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders of PMC hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record

     If your shares are registered directly in your name with PMC's transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PMC or to vote in person at the annual meeting. PMC has enclosed a proxy card for you to use.

     Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:   How can I vote my shares in person at the annual meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     Even if you plan to attend the annual meeting, PMC recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:   How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q:   Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   How are votes counted?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board.

Q:   What is the voting requirement to approve each of the proposals?

A: The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: What does it mean if I receive more than one proxy or voting instruction card?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   Where can I find the voting results of the annual meeting?

A: PMC will announce preliminary voting results at the annual meeting and publish final results in PMC's quarterly report on Form 10-Q for the second quarter of fiscal year 2003.

Q:   What happens if additional proposals are presented at the annual meeting?

A: Other than the two proposals described in this proxy statement, PMC does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert Bailey, PMC's President and Chief Executive officer, Alan Krock, PMC's Vice President of Finance and Chief Financial Officer, and Glen Kayll, PMC's Treasurer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of PMC's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

Q:   What class of shares is entitled to be voted?

A: Each share of PMC's common stock outstanding as of the close of business on March 31, 2003, the Record Date, is entitled to one vote at the annual meeting. In addition, since cumulative voting applies to PMC's common stock in the election of directors, if any stockholder at the meeting and prior to the voting gives notice of the stockholder's intention to cumulate votes for the election of directors, then every stockholder, or the stockholder's proxy, who is entitled to vote upon the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five nominees. On the Record Date, PMC had approximately 168,544,651 shares of common stock issued and outstanding.

Q:   What is the quorum requirement for the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the Record Date. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   Who will count the vote?

A: A representative of Georgeson Shareholder Communications Inc. will tabulate the votes and act as the Inspector of Elections.

Q:   Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within PMC or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to PMC's management.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A: PMC will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by PMC's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. PMC has retained the services of Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. PMC estimates that it will pay Georgeson a fee of $15,000 for its services. In addition, PMC may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

     Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in PMC's proxy statement for next year's annual meeting, the written proposal must be received by PMC no later than December 13, 2003 and should contain such information as required under PMC's Bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in PMC-sponsored proxy material

     Any stockholder who wants to make a proposal or director nomination that is not included in PMC's proxy statement for that annual meeting, must deliver written notice to PMC's corporate secretary at least 120 days before the one-year anniversary of the previous year's annual meeting (in the case of the 2004 annual meeting this date is January 16, 2004). This notice must contain the information specified in PMC's bylaws regarding the matters proposed to be brought before the annual meeting and the stockholder proposing such matters. If the date of the annual meeting is more than 30 days after the one-year anniversary of the previous year's annual meeting, then the deadline will be changed.

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER

                          (as revised February 4, 2003)

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of PMC-Sierra, Inc (Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter at least annually and recommend any proposed changes to the Board for approval.

         1. Role, Organization and Authority

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of PMC. It may also have such other duties as may from time to time be assigned to it by the Board. The Committee shall maintain free and open communication with the independent auditors and Company management.

The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment, who meet the independence requirements of the Nasdaq Stock Market (Nasdaq) and the Securities and Exchange Commission and meet the financial literacy requirements for serving on audit committees, all as required by Nasdaq

The Committee is empowered to investigate any matter relating to PMC's accounting, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee has the authority to engage and determine funding for independent counsel and other advisors, as it deems necessary to carry out its duties.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

The Committee shall meet at least six times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.


         2. Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out is oversight role are described below. The Committee shall be responsible for:

         o Appointing, compensating, retaining and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

         o Pre-approving any audit and permitted non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. The Committee may delegate to one or more members the authority to grant pre-approvals and then report such decisions to the full Committee at its scheduled meetings.

         o Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and PMC, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

         o Reviewing the audited financial statements and any report rendered by the independent auditors and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of PMC's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of PMC's audited financial statements in PMC's Annual Report on Form 10-K.

         o Issuing annually a report to be included in PMC's proxy statement as required by the rules of the Securities and Exchange Commission.

         o Discussing with a representative of management and the independent auditors any issues arising from the independent auditors review of the quarterly financial statements prior to the filing of PMC's Quarterly Report on Form 10-Q.

        o Discussing with management and the independent auditors the quality and adequacy of and compliance with PMC's internal controls.

        o Discussing with management and/or PMC's general counsel any legal matters (including the status of pending litigation) that may have a material impact on PMC's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of PMC's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding PMC's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by PMC to its stockholders and others.

Instructions for Voting Your Proxy

PMC-SIERRA, INC. is offering stockholders of record three alternative ways of voting your proxy:

o By Telephone (using a touch-tone telephone)

o Through the Internet (using a browser)

o By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.


TELEPHONE VOTING   Available only until 5:00 p.m. Eastern time on May 14, 2003

    o  This method of voting is available for residents of the U.S. and Canada

    o On a touch-tone telephone, call TOLL FREE 1-877-816-0836, 24 hours a day, 7 days a week.

    o  You will be asked to enter ONLY the CONTROL NUMBER shown below.

    o  Have your proxy card ready, then follow the prerecorded instructions.

    o  Your vote will be confirmed and cast as you directed.


INTERNET VOTING    Available only until 5:00 p.m. Eastern time on May 14, 2003


    o  Visit our Internet voting Website at http://proxy.georgeson.com.

    o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

    o  You will incur only your usual Internet charges.

VOTING BY MAIL

    o Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

    o If you are voting by telephone or the Internet, please do not mail your proxy card.


                    COMPANY NUMBER         CONTROL NUMBER

                               (SEE REVERSE SIDE)


              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
                         ONLY IF YOU ARE VOTING BY MAIL
________________________________________________________________________________


[X] Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the proposals.

1. To elect directors of the company to serve for the ensuing year and until the next annual meeting or the election of their successors.

   Nominees: James Diller, Frank Marshall, William Kurtz,
             Robert Bailey, Alexandre Balkanski, Lewis Wilks

          FOR all nominees
        listed above (except
           as indicated)                     WITHHOLD

               [   ]                          [   ]


   _____________________________________________
   If you wish to withhold authority to vote for any individual nominee, write the name of that nominee on the line above.




2. To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the 2003 fiscal year.

          FOR         AGAINST      ABSTAIN

          [  ]         [  ]          [  ]



By executing this proxy, the undersigned stockholder grants the proxies, in their discretion, the ability to vote upon such other business as may properly come before the meeting or any adjournment thereof.


DATE: __________________________________________, 2003



___________________________________________________
                     Signature

___________________________________________________
                     Signature

(Note: This Proxy should be marked, dated and signed by the stockholder exactly as his/her name is printed at the left and returned promptly in the enclosed envelope. A person signing as an executor, administrator, trustee or guardian should so indicate and specify his/her title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or a community property, all joint owners should sign.)

                         PLEASE DETACH PROXY CARD HERE
________________________________________________________________________________

P
R
O
X
Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                PMC-Sierra, Inc.

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2003

The undersigned Stockholder of PMC-SIERRA, INC. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement each dated April 11, 2003, and the undersigned revokes all prior proxies and appoints Robert Bailey, Alan Krock and Glen Kayll and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Executive Plaza Hotel, 405 North Road, Coquitlam, British Columbia on May 15, 2003, at 2:00 p.m. local time, and at any adjournment thereof, and instructs said proxies to vote as directed on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the proposals and for such matters as may properly come before the meeting as the proxies deem advisable.


              (Important - To be signed and dated on reverse side)